UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

KUSH BOTTLES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Newport Circle, Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On April 10, 2018, Kush Bottles, Inc. (the “Company”) and KCH Energy, LLC, a Colorado limited liability company and newly formed wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Summit Innovations, LLC, a Colorado limited liability company (“Summit”), and Mark Driver, in his capacity as Member Representative, pursuant to which Summit will merge with and into Merger Sub, with Merger Sub as the surviving corporation. The transaction is expected to close by May 1, 2018, subject to the satisfaction of all closing conditions.

The consideration payable to the members of Summit (the “Members”) at the closing of the merger will be comprised of an aggregate of $3.2 million in cash (the “Cash Consideration”) and an aggregate of 1,280,000 shares (the “Share Consideration”) of the Company’s common stock (the “Common Stock”). The purchase price will be subject to customary post-closing adjustments with respect to confirmation of Summit’s working capital and indebtedness as of the closing date. $500,000 of the Cash Consideration and 640,000 shares of Common Stock from the Share Consideration will be held back by the Company for a period of 15 months for potential post-closing working capital and/or indemnification claims relating to, among other things, breaches of representations, warranties and covenants contained in the Merger Agreement.

During the-one year period following the closing, the Members may become entitled to receive up to an additional 1,280,000 shares of Common Stock, in the aggregate, based on the performance of the Summit business during that period.

The parties to the Merger Agreement made customary representations and warranties and agreed to customary covenants, including obligations on the part of the Company to indemnify the Members, and obligations on the part of the Members to indemnify the Company, for losses that a party may incur, as a result of, among other things, inaccuracies in or breaches of representations, warranties and covenants. The Merger Agreement may be terminated in certain circumstances, including if the closing has not occurred by May 31, 2018.

The obligation of the parties to close the merger is subject to closing conditions, including, among others, (i) the absence of legal restraints or prohibitions, (ii) that the requisite majority of Members have approved the Merger Agreement and the transactions contemplated thereby, (iii) the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) in all material respects and the other party having performed in all material respects its obligations under the Merger Agreement, and (iv) the Company will have completed its due diligence investigation of Summit and, in its sole but reasonable discretion, be satisfied with the results.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto.

The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Company, Merger Sub or Summit. In particular, the representations, warranties and covenants contained in the Merger Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Merger Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Merger Agreement rather than establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants contained in the Merger Agreement as characterizations of the actual state of facts or condition of the Company, Merger Sub or Summit.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above relating to the Merger Agreement and the transactions contemplated thereby is incorporated herein by reference. The issuance of shares of Common Stock to the Members will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from the registration requirements provided by Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. The shares of Company common stock will be “restricted securities” for purposes of Rule 144 and subject to certain requirements before sale, including holding period requirements, unless sold pursuant to an effective registration statement under the Securities Act.

Item 8.01.	Other Events.

On April 10, 2018, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title
2.1*	Agreement and Plan of Merger, dated April 10, 2018, by and among Kush Bottles, Inc., KCH Energy, LLC, Summit Innovations, LLC and Mark Driver.
99.1	Kush Bottles, Inc. Press Release dated April 10, 2018.

*	Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.

Safe Harbor Statement

Information provided in this current report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on November 28, 2017 and in the Company’s Quarterly Report on Form 10-Q filed with the SEC on January 16, 2018.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSH BOTTLES, INC.
(Registrant)

April 10, 2018	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated April 10, 2018, by and among Kush Bottles, Inc., KCH Energy, LLC, Summit Innovations, LLC and Mark Driver.
99.1	Kush Bottles, Inc. Press Release dated April 10, 2018.

*	Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.